Joinder Agreement
This Joinder Agreement, dated as of July 5, 2022 (this “Agreement”) is executed by the Various Entities listed on Schedule I hereto (collectively, the “Additional Originators” and each, an “Additional Originator”).
Background
    A.    Warner Bros. Discovery Receivables Funding, LLC (formerly known as AT&T Receivables Funding II, LLC), a Delaware limited liability company (the “Buyer”) and the various entities from time to time party thereto, as Originators (collectively, the “Originators”), have entered into that certain Purchase and Sale Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”).
    B.    Each Additional Originator desires to become an Originator pursuant to Section 4.2 of the Purchase and Sale Agreement.
Now, Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Additional Originator hereby agrees as follows:
    Section 1.    Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).
    Section 2.    Transaction Documents. Each Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that such Additional Originator has complied with all of the requirements of Section 4.2 of the Purchase and Sale Agreement, such Additional Originator shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. Each Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.
    Section 3.    Representations and Warranties. Each Additional Originator hereby makes all of the representations and warranties set forth in Article V (to the extent applicable) of the Purchase and Sale Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein. Each Additional Originator hereby represents and warrants that its “location” (as defined in the applicable UCC) is set forth on Schedule I hereto, the office where such Additional Originator keeps all of its books and records concerning the Receivables and Related Security is set forth on Schedule II hereto, all trade names or similar
Joinder Agreement 4854-2861-2641 v6.doc
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appellations used by such Additional Originator or any of its divisions or other business units that generate Pool Receivables are set forth on Schedule III hereto and its address for notices is set forth on Schedule IV hereto. Each of Schedules I, II, III and IV to the Purchase and Sale Agreement shall be supplemented with the information of each Additional Originator set forth on Schedules I, II, III and IV hereto, respectively.
    Section  4.    Cut-Off Date. Each Additional Originator, the Buyer, the Servicer, the Administrative Agent and the Group Agents acknowledge and agree that the Cut-Off Date with respect to each Additional Originator shall be July 4, 2022.
    Section 5.    Miscellaneous. This Agreement, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflicts of law provisions thereof). This Agreement is executed by each Additional Originator for the benefit of the Buyer, and its assigns, and each of the foregoing parties may rely hereon. This Agreement shall be binding upon, and shall inure to the benefit of, each Additional Originator and its successors and permitted assigns.
[Signature Pages Follow]
    2    Joinder Agreement

In Witness Whereof, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.
    S-1    Joinder Agreement

Discovery.com LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
Discovery Digital Ventures LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
Discovery Wings, LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
Discovery Times Channel, LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
Discovery Communications, LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance

    S-2    Joinder Agreement

Animal Planet, L.P.
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
Discovery Health Ventures LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
Cooking Channel, LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
The Travel Channel, L.L.C.
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance
Scripps Networks, LLC
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance

    S-3    Joinder Agreement

Discovery Licensing, Inc.
By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance

    S-4    Joinder Agreement

Television Food Network G.P.
By: Cable Program Management Co., G.P.,
its General Partner
By: Food Network Holdings, LLC,
its Managing General Partner

By: /s/ Fraser Woodford
    Name: Fraser Woodford
    Title: Executive Vice President, Treasury
and Corporate Finance

    S-5    Joinder Agreement

Consented to:
Warner Bros. Discovery Receivables Funding, LLC
By: /s/ Fraser Woodford
Name: Fraser Woodford
Title: Executive Vice President, Treasury
and Corporate Finance
Acknowledged by:
PNC Bank, N.A.,
as Administrative Agent
By: /s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President
PNC Bank, N.A.,
as Group Agent for the PNC Group
By: /s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President
Turner Broadcasting System, Inc.,
as Servicer
By: /s/ Fraser Woodford
Name: Fraser Woodford
Title: Executive Vice President, Treasury
and Corporate Finance and Treasurer

    S-6    Joinder Agreement

Schedule I
List and Location of Each Additional Originator

    Schedule I-1    Joinder Agreement

Schedule II
Location of Books and Records of Additional Originator

    Schedule II-1    Joinder Agreement

Schedule III
Trade Names

    Schedule III-1    Joinder Agreement

Schedule IV
Notice Addresses

    Schedule IV-1    Joinder Agreement